EXHIBIT 99.1

AMENDMENT NO. 2
TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of December 6, 2007 by and among Genesis Energy, L.P., a Delaware limited partnership (the “Partnership”), Davison Petroleum Products, L.L.C., a Louisiana limited liability company, Davison Transport, Inc., a Louisiana corporation, Transport Company, an Arkansas corporation, Davison Terminal Service, Inc., a Louisiana corporation, and Sunshine Oil and Storage, Inc., a Louisiana corporation (each a “Unitholder” and collectively the “Unitholders”). The Partnership and the Unitholders are, collectively, the “Parties”. Any capitalized term used, but not defined, in this Amendment shall have the meaning given such term in the Agreement (defined below).

INTRODUCTION

A. The Parties entered into the Registration Rights Agreement dated as of July 25, 2007, as amended by that certain Amendment No. 1 dated November 16, 2007, (as in effect immediately prior to the date of this Amendment, the “Agreement”).

B. The Parties desire to amend the Agreement as set forth in this Amendment.

In consideration of the premises, the representations and warranties, and the mutual promises made in this Amendment and the Agreement, the Parties agree as follows:

1.	Amendment.

(A) Section 2(a) of the Agreement is hereby amended by restating the first sentence thereof as follows: “On or before 5:00 p.m.(CST) on April 15, 2008, the Partnership shall file with the Commission a Shelf Registration Statement providing for the resale of Registrable Securities.”.

(B) Section 2(b) of the Agreement is hereby amended by restating the first sentence thereof as follows: “Subject to the provisions of this Section 2, the Partnership shall use its Best Efforts to cause the Shelf Registration Statement to be declared effective prior to 5:00 p.m. (CST) on June 16, 2008 (the “Effectiveness Target Date”) and shall use its Best Efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended to the extent necessary to assure that it is available for resale of the Registrable Securities by the Holders and that it conforms in all material respects with the requirements the Act, in each case during the entire period beginning on the first date such Shelf Registration Statement shall first be declared effective under the Act and ending on the first date on which there are no Registrable Securities; provided, however, that the Partnership shall have the option to continue to make the Shelf Registration Statement available to the Holders after such date in lieu of filing a Demand Registration Statement.”

2.	Entire Agreement. This Amendment constitutes the entire agreement and understanding of the Parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

3.
Amendments. No amendment, modification or waiver in respect of this Amendment will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the Parties.

4.
Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original. All signatures need not be on one counterpart.

5.	Governing Law. This Amendment will be governed by and construed in accordance with the law of the State of Texas (without reference to choice of law doctrine).

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

UNITHOLDERS:

DAVISON PETROLEUM PRODUCTS, L.L.C.

By: ____/s/ Steven K. Davison_____
Name: Steven K. Davison
Title:  Manager

DAVISON TRANSPORT, INC.

By: ____/s/ James E. Davison, Jr. ___
Name: James E. Davison, Jr.
Title:  President

TRANSPORT COMPANY

By: ____/s/ Steven K. Davison______
Name: Steven K. Davison
Title:  President

DAVISON TERMINAL SERVICE, INC.

By: ____/s/ James E. Davison, Jr._____
Name: James E. Davison, Jr.
Title:  President

SUNSHINE OIL AND STORAGE, INC.

By: ___/s/ James E. Davison_________
Name: James E. Davison
Title:  President

PARTNERSHIP:

Genesis Energy, L.P.
By: Genesis Energy, Inc., its sole general partner

By: ____/s/ Ross A. Benavides___
Name: Ross A. Benavides
Title: Chief Financial Officer